OTHER EXPENSE (INCOME), NET - Accounts Receivables Allowance for Doubtful Accounts (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
OTHER EXPENSE (INCOME), NET
Balance at beginning of period	$ 2,341	$ 2,014	$ 1,576
Provision during the period	2,406	327	1,238
Doubtful account classified as bad debt	0	0	0
Reversal of allowance for doubtful account	0	0	(800)
Balance at end of period	$ 4,747	$ 2,341	$ 2,014